Supplemental Financial Data (February 28, 2018) Black Knight, Inc. Headquarters 601 Riverside Avenue Email: bryan.hipsher@bkfs.com Website www.blackknightinc.com Jacksonville, FL 32204 Investor Relations Contact Bryan Hipsher Senior Vice President, Finance Phone: 904.854.3219

Except as otherwise indicated or unless the context otherwise requires, all references to "Black Knight" (1) prior to the Distribution (as defined in the Appendix) are to Black Knight Financial Services, Inc. and its subsidiaries and (2) after the Distribution are to Black Knight, Inc. and its subsidiaries. On January 1, 2018, we realigned the composition of our two reportable segments, Software Solutions and Data and Analytics. Certain enterprise business intelligence offerings in our Data and Analytics segment were moved to our Software Solutions segment (the "Segment Realignment"). This change aligns with our go-to-market strategy and with the internal management of our business operations, including the allocation of resources and assessment of performance. The historical segment information presented herein has been reclassified to reflect the Segment Realignment. Segment Realignment

2017 2016 2015 ASSETS Current assets: Cash and cash equivalents 16.2$ 133.9$ 186.0$ Trade receivables, net 201.8 155.8 138.7 Prepaid expenses and other current assets 44.6 45.4 28.2 Receivables from related parties 18.1 4.1 7.6 Total current assets 280.7 339.2 360.5 Property and equipment, net 179.9 173.0 152.0 Computer software, net 416.8 450.0 466.5 Other intangible assets, net 231.6 299.5 330.2 Goodwill 2,306.8 2,303.8 2,220.1 Other non-current assets 240.1 196.5 174.4 Total assets 3,655.9$ 3,762.0$ 3,703.7$ LIABILITIES AND EQUITY Current liabilities: Trade accounts payable and other accrued liabilities 65.0$ 55.2$ 42.1$ Accrued compensation and benefits 51.9 61.1 52.2 Current portion of long-term debt 55.1 63.4 43.5 Deferred revenues 59.6 47.4 40.4 Total current liabilities 231.6 227.1 178.2 Deferred revenues 100.7 77.3 56.2 Deferred income taxes, net 224.6 7.9 4.7 Long-term debt, net of current portion 1,379.0 1,506.8 1,618.0 Other non-current liabilities 11.2 3.5 1.6 Total liabilities 1,947.1 1,822.6 1,858.7 Total shareholders' equity 1,708.8 875.7 818.7 Noncontrolling interests — 1,063.7 1,026.3 Total equity 1,708.8 1,939.4 1,845.0 Total liabilities and equity 3,655.9$ 3,762.0$ 3,703.7$ Consolidated Balance Sheets Black Knight (in millions) December 31, - 3 -

2017 2016 Revenues 267.5$ 261.5$ Expenses: Operating expenses 141.3 149.2 Depreciation and amortization 52.3 54.1 Transition and integration costs 4.6 0.1 Total expenses 198.2 203.4 Operating income 69.3 58.1 Other income and expense: Interest expense (12.7) (17.0) Other income (expense), net 4.5 (0.2) Total other expense, net (8.2) (17.2) Earnings before income taxes 61.1 40.9 Income tax (benefit) expense (86.1) 6.6 Net earnings 147.2 34.3 Less: Net earnings attributable to noncontrolling interests — 22.5 Net earnings attributable to Black Knight 147.2$ 11.8$ Net earnings per share attributable to Black Knight common shareholders - diluted 0.97$ 0.17$ Weighted average shares of common stock outstanding - diluted 151.6 68.1 Non-GAAP Financial Measures (1) Adjusted Revenues 268.4$ 263.0$ Adjusted Revenues Excluding the Effect of the Property Insight Realignment 268.4$ 256.2$ Adjusted EBITDA 131.9$ 116.7$ Adjusted EBITDA Margin 49.1% 44.4% Adjusted Net Earnings 56.6$ 45.2$ Adjusted Net Earnings Per Share 0.37$ 0.30$ Black Knight Consolidated Statements of Earnings (Unaudited) (in millions, except per share data) (1) See Appendix for reconciliations of GAAP to non-GAAP financial measures as well as the definitions and reasons why management believes the information is useful to investors. Three months ended December 31, - 4 -

Black Knight
Consolidated Statements of Operations
(in millions, except per share data)

	Year ended December 31,			
	2017	2016	2015	2014
Revenues	$ 1,051.6	$ 1,026.0	$ 930.7	$ 852.1
Expenses:				
Operating expenses	569.5	582.6	538.2	514.9
Depreciation and amortization	206.5	208.3	194.3	188.8
Transition and integration costs	13.1	2.3	8.0	119.3
Total expenses	789.1	793.2	740.5	823.0
Operating income	262.5	232.8	190.2	29.1
Other income and expense:				
Interest expense	(57.5)	(67.6)	(89.8)	(128.7)
Other expense, net	(12.6)	(6.4)	(4.6)	(12.0)
Total other expense, net	(70.1)	(74.0)	(94.4)	(140.7)
Earnings (loss) from continuing operations before income taxes	192.4	158.8	95.8	(111.6)
Income tax (benefit) expense	(61.8)	25.8	13.4	(5.3)
Net earnings (loss) from continuing operations	254.2	133.0	82.4	(106.3)
Loss from discontinued operations, net of tax	—	—	—	(0.8)
Net earnings (loss)	254.2	133.0	82.4	(107.1)
Less: Net earnings (loss) attributable to noncontrolling interests	71.9	87.2	62.4	(107.1)
Net earnings attributable to Black Knight	$ 182.3	$ 45.8	$ 20.0	$ —

	Year ended December 31,		May 26, 2015 through December 31,
	2017	2016	2015
Net earnings per share attributable to Black Knight common shareholders - diluted	$ 1.47	$ 0.67	$ 0.29
Weighted average shares of common stock outstanding - diluted	152.4	67.9	67.9

	Year ended December 31,			
	2017	2016	2015	2014
		(Unaudited)		
Non-GAAP Financial Measures (1)				
Adjusted Revenues	$ 1,056.1	$ 1,033.3	$ 940.3	$ 864.9
Adjusted Revenues Excluding the Effect of the Property Insight Realignment	$ 1,056.1	$ 1,003.2	N/A	N/A
Adjusted EBITDA	$ 505.8	$ 463.1	$ 413.5	$ 354.9
Adjusted EBITDA Margin	47.9%	44.8%	44.0%	41.0%
Adjusted Net Earnings	$ 209.6	$ 175.4	N/A	N/A
Pro Forma Adjusted Net Earnings	N/A	N/A	$ 151.4	$ 120.5
Adjusted Net Earnings Per Share	$ 1.38	$ 1.15	N/A	N/A

(1) See Appendix for reconciliations of GAAP to non-GAAP financial measures as well as the definitions and reasons why management believes the information is useful to investors.

- 5 -

Software Solutions Data and Analytics Corporate and Other Total Revenues 231.2$ 37.2$ (0.9)$ (2) 267.5$ Expenses: Operating expenses 97.1 27.2 17.0 141.3 Transition and integration costs — — 4.6 4.6 EBITDA 134.1 10.0 (22.5) 121.6 Depreciation and amortization 24.8 3.3 24.2 (3) 52.3 Operating income (loss) 109.3 6.7 (46.7) 69.3 Interest expense (12.7) Other income, net 4.5 Earnings before income taxes 61.1 Income tax benefit (86.1) Net earnings 147.2$ Software Solutions Data and Analytics Corporate and Other Total Revenues 221.5$ 41.5$ (1.5)$ (2) 261.5$ Expenses: Operating expenses 97.8 36.3 15.1 149.2 Transition and integration costs — — 0.1 0.1 EBITDA 123.7 5.2 (16.7) 112.2 Depreciation and amortization 26.3 2.0 25.8 (3) 54.1 Operating income (loss) 97.4 3.2 (42.5) 58.1 Interest expense (17.0) Other expense, net (0.2) Earnings before income taxes 40.9 Income tax expense 6.6 Net earnings 34.3$ Three months ended December 31, 2016 Black Knight Segment Data (1) (Unaudited) (in millions) Three months ended December 31, 2017 Notes: The Software Solutions segment was formerly known as the Technology segment. (2) Revenues for Corporate and Other represent deferred revenue purchase accounting adjustments recorded in accordance with GAAP. (3) Depreciation and amortization for Corporate and Other primarily represents net incremental depreciation and amortization adjustments associated with the application of purchase accounting recorded in accordance with GAAP. (1) The periods presented have been reclassified to reflect the Segment Realignment. - 6 -

Software Solutions Data and Analytics Corporate and Other Total Revenues 904.5$ 151.6$ (4.5)$ (2) 1,051.6$ Expenses: Operating expenses 388.0 113.2 68.3 569.5 Transition and integration costs — — 13.1 13.1 EBITDA 516.5 38.4 (85.9) 469.0 Depreciation and amortization 101.2 12.8 92.5 (3) 206.5 Operating income (loss) 415.3 25.6 (178.4) 262.5 Interest expense (57.5) Other expense, net (12.6) Earnings before income taxes 192.4 Income tax benefit (61.8) Net earnings 254.2$ Software Solutions Data and Analytics Corporate and Other Total Revenues 860.7$ 172.6$ (7.3)$ (2) 1,026.0$ Expenses: Operating expenses 374.6 144.4 63.6 582.6 Transition and integration costs — — 2.3 2.3 EBITDA 486.1 28.2 (73.2) 441.1 Depreciation and amortization 107.0 8.0 93.3 (3) 208.3 Operating income (loss) 379.1 20.2 (166.5) 232.8 Interest expense (67.6) Other expense, net (6.4) Earnings before income taxes 158.8 Income tax expense 25.8 Net earnings 133.0$ Notes: The Software Solutions segment was formerly known as the Technology segment. Black Knight Segment Data (1) (in millions) Year ended December 31, 2017 Year ended December 31, 2016 (Unaudited) (1) The periods presented have been reclassified to reflect the Segment Realignment. (2) Revenues for Corporate and Other represent deferred revenue purchase accounting adjustments recorded in accordance with GAAP. (3) Depreciation and amortization for Corporate and Other primarily represents net incremental depreciation and amortization adjustments associated with the application of purchase accounting recorded in accordance with GAAP. - 7 -

Software Solutions Data and Analytics Corporate and Other Total Revenues 765.8$ 174.3$ (9.4)$ (2) 930.7$ Expenses: Operating expenses 341.6 145.3 51.3 538.2 Transition and integration costs — — 8.0 8.0 EBITDA 424.2 29.0 (68.7) 384.5 Depreciation and amortization 93.3 7.2 93.8 (3) 194.3 Operating income (loss) 330.9 21.8 (162.5) 190.2 Interest expense (89.8) Other expense, net (4.6) Earnings before income taxes 95.8 Income tax expense 13.4 Net earnings 82.4$ Software Solutions Data and Analytics Corporate and Other Total Revenues 708.2$ 156.6$ (12.7)$ (2) 852.1$ Expenses: Operating expenses 338.2 140.2 36.5 514.9 Transition and integration costs — — 119.3 119.3 EBITDA 370.0 16.4 (168.5) 217.9 Depreciation and amortization 84.7 6.5 97.6 (3) 188.8 Operating income (loss) 285.3 9.9 (266.1) 29.1 Interest expense (128.7) Other expense, net (12.0) Earnings from continuing operations before income taxes (111.6) Income tax benefit (5.3) Net loss from continuing operations (106.3) Discontinued operations, net of tax (0.8) Net loss (107.1)$ Year ended December 31, 2014 (Unaudited) Notes: The Software Solutions segment was formerly known as the Technology segment. (2) Revenues for Corporate and Other represent deferred revenue purchase accounting adjustments recorded in accordance with GAAP. (3) Depreciation and amortization for Corporate and Other primarily represents net incremental depreciation and amortization adjustments associated with the application of purchase accounting recorded in accordance with GAAP. Black Knight Segment Data (1) (in millions) Year ended December 31, 2015 (1) The periods presented have been reclassified to reflect the Segment Realignment. - 8 -

Black Knight
Quarterly Segment Financial Data [1]
(Unaudited)
(in millions)

	2017				2016				2015				2014			
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Adjusted Revenues (2)																
Software Solutions	$ 231.2	$ 227.2	$ 223.0	$ 223.1	$ 221.5	$ 223.4	$ 213.4	$ 202.4	$ 197.6	$ 192.5	$ 191.0	$ 184.7	$ 179.3	$ 181.0	$ 177.9	$ 170.0
Data and Analytics	37.2	37.6	40.4	36.4	41.5	45.2	44.1	41.8	42.3	43.5	43.7	44.8	43.3	36.4	40.5	36.4
Corporate	—	—	—	—	—	—	—	—	0.1	—	—	0.1	0.1	—	—	—
Total	$ 268.4	$ 264.8	$ 263.4	$ 259.5	$ 263.0	$ 268.6	$ 257.5	$ 244.2	$ 240.0	$ 236.0	$ 234.7	$ 229.6	$ 222.7	$ 217.4	$ 218.4	$ 206.4
Adjusted EBITDA (2)																
Software Solutions	$ 134.1	$ 129.5	$ 127.5	$ 125.4	$ 123.7	$ 124.4	$ 122.8	$ 115.2	$ 110.2	$ 108.3	$ 105.3	$ 100.4	$ 96.8	$ 99.5	$ 92.0	$ 81.7
Data and Analytics	10.0	9.6	11.9	6.9	5.2	9.1	6.9	7.0	7.2	7.5	6.5	7.8	10.6	3.9	2.2	(0.3)
Corporate	(12.2)	(10.9)	(13.1)	(12.9)	(12.2)	(13.7)	(13.2)	(12.1)	(9.7)	(10.3)	(9.7)	(10.0)	(7.5)	(8.7)	(8.0)	(7.3)
Total	$ 131.9	$ 128.2	$ 126.3	$ 119.4	$ 116.7	$ 119.8	$ 116.5	$ 110.1	$ 107.7	$ 105.5	$ 102.1	$ 98.2	$ 99.9	$ 94.7	$ 86.2	$ 74.1
Adjusted EBITDA Margin (2)																
Software Solutions	58.0%	57.0%	57.2%	56.2%	55.8%	55.7%	57.5%	56.9%	55.8%	56.3%	55.1%	54.4%	54.0%	55.0%	51.7%	48.1%
Data and Analytics	26.9%	25.5%	29.5%	19.0%	12.5%	20.1%	15.6%	16.7%	17.0%	17.2%	14.9%	17.4%	24.5%	10.7%	5.4%	-0.8%
Corporate	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total	49.1%	48.4%	47.9%	46.0%	44.4%	44.6%	45.2%	45.1%	44.9%	44.7%	43.5%	42.8%	44.9%	43.6%	39.5%	35.9%
Depreciation and amortization																
Software Solutions	$ 24.8	$ 24.8	$ 24.0	$ 27.6	$ 26.3	$ 29.2	$ 26.0	$ 25.5	$ 24.3	$ 22.7	$ 23.8	$ 22.5	$ 21.6	$ 20.6	$ 21.9	$ 20.6
Data and Analytics	3.3	3.2	3.3	3.0	2.0	1.9	2.1	2.0	1.9	2.0	1.6	1.7	1.7	1.6	1.5	1.7
Corporate	24.2	23.3	22.8	22.2	25.8	25.7	21.1	20.7	24.7	24.0	23.4	21.7	25.0	24.2	23.8	24.6
Total	$ 52.3	$ 51.3	$ 50.1	$ 52.8	$ 54.1	$ 56.8	$ 49.2	$ 48.2	$ 50.9	$ 48.7	$ 48.8	$ 45.9	$ 48.3	$ 46.4	$ 47.2	$ 46.9
Purchase accounting related depreciation and amortization (3)																
Corporate	$ 24.0	$ 23.3	$ 22.9	$ 22.0	$ 25.1	$ 24.9	$ 20.3	$ 19.8	$ 23.8	$ 23.1	$ 22.5	$ 20.9	$ 24.2	$ 23.5	$ 22.7	$ 23.4

Notes: The Software Solutions segment was formerly known as the Technology segment. The sum of quarterly amounts may not equal year-to-date or annual amounts due to rounding.
(1) The periods presented have been reclassified to reflect the Segment Realignment.

(2) See Appendix for reconciliations of GAAP to non-GAAP financial measures as well as the definitions and reasons why management believes the information is useful to investors.

(3) Net incremental depreciation and amortization associated with the application of purchase accounting.

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2017 2016 2015 2014 Adjusted Revenues (2) Software Solutions 904.5$ 860.7$ 765.8$ 708.2$ Data and Analytics 151.6 172.6 174.3 156.6 Corporate — — 0.2 0.1 Total 1,056.1$ 1,033.3$ 940.3$ 864.9$ Adjusted EBITDA (2) Software Solutions 516.5$ 486.1$ 424.2$ 370.0$ Data and Analytics 38.4 28.2 29.0 16.4 Corporate (49.1) (51.2) (39.7) (31.5) Total 505.8$ 463.1$ 413.5$ 354.9$ Adjusted EBITDA Margin (2) Software Solutions 57.1% 56.5% 55.4% 52.2% Data and Analytics 25.3% 16.3% 16.6% 10.5% Corporate N/A N/A N/A N/A Total 47.9% 44.8% 44.0% 41.0%-$ -$ -$ Depreciation and amortization Software Solutions 101.2$ 107.0$ 93.3$ 84.7$ Data and Analytics 12.8 8.0 7.2 6.5 Corporate 92.5 93.3 93.8 97.6 Total 206.5$ 208.3$ 194.3$ 188.8$ Purchase accounting related depreciation and amortization (3) Corporate 92.2$ 90.1$ 90.3$ 93.8$ (3) Net incremental depreciation and amortization associated with the application of purchase accounting. Black Knight Annual Segment Financial Data (1) (Unaudited) (in millions) Notes: The Software Solutions segment was formerly known as the Technology segment. (2) See Appendix for reconciliations of GAAP to non-GAAP financial measures as well as the definitions and reasons why management believes the information is useful to investors. (1) The periods presented have been reclassified to reflect the Segment Realignment. - 10 -

Black Knight
Consolidated Statements of Cash Flows
(in millions)

	Year ended December 31,			
	2017	2016	2015	2014
Cash flows from operating activities:				
Net earnings (loss)	$ 254.2	$ 133.0	$ 82.4	$ (107.1)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:				
Depreciation and amortization	206.5	208.3	194.3	188.8
Amortization of debt issuance costs, bond premium and original issue discount	3.5	2.7	0.8	(2.1)
Loss on extinguishment of debt, net	12.6	—	4.8	—
Deferred income taxes, net	(78.4)	3.2	11.8	0.1
Equity-based compensation	18.9	12.4	11.4	6.4
Changes in assets and liabilities:				
Trade and other receivables, including receivables from related parties	(52.5)	(6.4)	(20.9)	0.2
Prepaid expenses and other assets	1.7	(11.2)	(6.4)	(9.5)
Deferred contract costs	(48.5)	(51.9)	(54.9)	(42.5)
Deferred revenues	35.6	26.2	32.6	27.8
Trade accounts payable and other accrued liabilities, including accrued compensation and benefits	(2.5)	9.4	(7.7)	(42.7)
Net cash provided by operating activities	351.1	325.7	248.2	19.4
Cash flows from investing activities:				
Additions to property and equipment	(27.4)	(38.1)	(45.6)	(21.4)
Additions to computer software	(53.3)	(41.9)	(50.1)	(45.5)
Business acquisitions, net of cash acquired	—	(150.2)	—	—
Investment in property records database	—	—	(6.8)	—
Proceeds from the sale of PCLender	—	—	—	1.5
Other investing activities	(4.0)	—	—	—
Net cash used in investing activities	(84.7)	(230.2)	(102.5)	(65.4)
Cash flows from financing activities:				
Borrowings, net of original issue discount	480.0	55.0	1,299.0	88.0
Senior Notes redemption	(390.0)	—	—	—
Senior Notes redemption fee	(18.8)	—	—	—
Debt service payments	(214.8)	(149.0)	(1,745.9)	(432.2)
Purchases of treasury stock	(136.7)	—	—	—
Distributions to members	(75.3)	(48.6)	(17.4)	(16.9)
Capital lease payments	(13.8)	(5.0)	—	—
Tax withholding payments for restricted share vesting	(6.1)	—	—	—
Proceeds from issuance of Class A common stock, before offering expenses	—	—	479.3	—
Costs directly associated with issuance of Class A common stock	—	—	(4.2)	—
Debt issuance costs	(8.6)	—	(20.6)	—
Senior notes call premium	—	—	(11.8)	—
Contribution from Thomas H. Lee Partners, LP	—	—	—	350.0
Cash from contribution of Black Knight InfoServ, LLC	—	—	—	61.4
Net proceeds from sale of National Title Insurance of New York, Inc. to Fidelity National Financial, Inc.	—	—	—	50.2
Cash from contribution of Fidelity National Commerce Velocity, LLC from Fidelity National Financial, Inc.	—	—	—	0.7
Cash from contribution of Property Insight, LLC from Fidelity National Financial, Inc.	—	—	—	6.7
Net cash (used in) provided by financing activities	(384.1)	(147.6)	(21.6)	107.9
Net (decrease) increase in cash and cash equivalents	(117.7)	(52.1)	124.1	61.9
Cash and cash equivalents, beginning of period	133.9	186.0	61.9	—
Cash and cash equivalents, end of period	$ 16.2	$ 133.9	$ 186.0	$ 61.9
Supplemental cash flow information:				
Interest paid	$ (56.7)	$ (60.2)	$ (89.2)	$ (131.8)
Income taxes (paid) refunded, net	$ (15.7)	$ (21.9)	$ 0.2	$ 30.7

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Appendix

Black Knight Non-GAAP Financial Measures Adjusted Revenues and Adjusted EBITDA for the Software Solutions and Data and Analytics segments are presented in conformity with Accounting Standards Codification 280, Segment Reporting . These measures are reported to the chief operating decision maker for purposes of making decisions about allocating resources to the segments and assessing their performance. For these reasons, these measures are excluded from the definition of non-GAAP financial measures under the Securities and Exchange Commission's Regulation G and Item 10(e) of Regulation S-K. Adjusted Revenues Adjusted Revenues Excluding the Effect of the Property Insight Realignment Adjusted EBITDA Adjusted EBITDA Margin Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by Adjusted Revenues. Adjusted Net Earnings and Pro Forma Adjusted Net Earnings We define Adjusted Net Earnings as Net earnings (loss) with adjustments to reflect the addition or elimination of certain income statement items including, but not limited to (i) the net incremental depreciation and amortization adjustments associated with the application of purchase accounting; (ii) deferred revenue purchase accounting adjustment; (iii) equity-based compensation, including related payroll taxes; (iv) costs associated with debt and/or equity offerings, including the Distribution; (v) spin-off related transition costs; (vi) member management fees paid to FNF and THL Managers, LLC; (vii) acquisition-related costs; (viii) significant legal and regulatory matters; (ix) transition and integration costs; (x) Loss (gain) from discontinued operations, net of tax; and (xi) adjustment for income tax expense assuming the conversion of all the shares of Class B common stock into shares of Class A common stock prior to the Distribution, the tax effect of the non-GAAP adjustments, the deferred tax revaluation adjustment as a result of the Tax Cuts and Jobs Act of 2017 and assuming that Black Knight was a taxable entity as of the beginning of the earliest period presented. For periods that include the results of operations prior to the third quarter of 2015, Pro Forma Adjusted Net Earnings would further include pro forma adjustments to present interest expense as if the amount of debt outstanding and applicable interest rates as a result of the debt refinancing were consistent for all periods prior to the debt refinancing. Adjusted Net Earnings Per Share and Pro Forma Adjusted Net Earnings Per Share For the periods prior to the Distribution, we calculate per share amounts assuming the exchange of all shares of Class B common stock into shares of Class A common stock at the beginning of the respective period. We also include the dilutive effect of any unvested restricted shares of common stock. This data book presents non-GAAP financial information, including Adjusted Revenues, Adjusted Revenues Excluding the Effect of the Property Insight Realignment, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Earnings, Pro Forma Adjusted Net Earnings, Adjusted Net Earnings Per Share and Pro Forma Adjusted Net Earnings Per Share. These are important financial performance measures for Black Knight, but are not financial measures as defined by generally accepted accounting principles ("GAAP"). The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We use these non-GAAP financial performance measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. We believe they provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making, including determining a portion of executive compensation. We also present these non-GAAP financial performance measures because we believe investors, analysts and rating agencies consider them useful in measuring our ability to meet our debt service obligations. By disclosing these non-GAAP financial performance measures, we believe we offer for investors a greater understanding of, and an enhanced level of transparency into, the means by which our management operates the company. These non-GAAP financial measures are not measures presented in accordance with GAAP, and our use of these terms may vary from that of others in our industry. These non-GAAP financial measures should not be considered as an alternative to net earnings, operating income, revenues, cash provided by operating activities or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these measures to the most directly comparable GAAP financial measures are presented in the attached schedules. We define Adjusted Revenues as Revenues adjusted to include the revenues that were not recorded by Black Knight during the periods presented due to the deferred revenue purchase accounting adjustment recorded in accordance with GAAP. These adjustments are reflected in Corporate and Other. This adjustment for the full year 2018 is expected to be approximately $2.5 million. We define Adjusted EBITDA as Net earnings (loss), with adjustments to reflect the addition or elimination of certain income statement items including, but not limited to (i) Depreciation and amortization; (ii) Interest expense; (iii) Income tax (benefit) expense; (iv) Other (income) expense, net; (v) Loss (gain) from discontinued operations, net of tax; (vi) deferred revenue purchase accounting adjustment recorded in accordance with GAAP; (vii) equity-based compensation, including related payroll taxes; (viii) transition and integration costs; (ix) costs associated with debt and/or equity offerings, including the spin-off of Black Knight from FNF on September 29, 2017 (the "Distribution"); (x) spin-off related transition costs; (xi) member management fees paid to FNF and THL Managers, LLC; (xii) acquisition-related costs; and (xiii) significant legal and regulatory matters. These adjustments are reflected in Corporate and Other. We define Adjusted Revenues excluding the effect of the Property Insight realignment as Adjusted Revenues for the respective 2016 period determined on the basis as if the Property Insight realignment had taken place on January 1, 2016. - A-1 -

Black Knight
Reconciliation of Revenues to Adjusted Revenues [1]
(Unaudited)
(in millions)

	2017				2016				2015				2014			
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Software Solutions:																
Revenues	$ 231.2	$ 227.2	$ 223.0	$ 223.1	$ 221.5	$ 223.4	$ 213.4	$ 202.4	$ 197.6	$ 192.5	$ 191.0	$ 184.7	$ 179.3	$ 181.0	$ 177.9	$ 170.0
Deferred revenue purchase accounting adjustment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted Revenues	$ 231.2	$ 227.2	$ 223.0	$ 223.1	$ 221.5	$ 223.4	$ 213.4	$ 202.4	$ 197.6	$ 192.5	$ 191.0	$ 184.7	$ 179.3	$ 181.0	$ 177.9	$ 170.0
Data and Analytics:																
Revenues	$ 37.2	$ 37.6	$ 40.4	$ 36.4	$ 41.5	$ 45.2	$ 44.1	$ 41.8	$ 42.3	$ 43.5	$ 43.7	$ 44.8	$ 43.3	$ 36.4	$ 40.5	$ 36.4
Deferred revenue purchase accounting adjustment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted Revenues	$ 37.2	$ 37.6	$ 40.4	$ 36.4	$ 41.5	$ 45.2	$ 44.1	$ 41.8	$ 42.3	$ 43.5	$ 43.7	$ 44.8	$ 43.3	$ 36.4	$ 40.5	$ 36.4
Corporate:																
Revenues	$ (0.9)	$ (1.0)	$ (1.2)	$ (1.4)	$ (1.5)	$ (1.5)	$ (2.0)	$ (2.3)	$ (2.1)	$ (2.4)	$ (2.6)	$ (2.3)	$ (2.3)	$ (2.4)	$ (4.1)	$ (3.9)
Deferred revenue purchase accounting adjustment	0.9	1.0	1.2	1.4	1.5	1.5	2.0	2.3	2.2	2.4	2.6	2.4	2.4	2.4	4.1	3.9
Adjusted Revenues	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 0.1	$ —	$ —	$ 0.1	$ 0.1	$ —	$ —	$ —
Consolidated:																
Revenues	$ 267.5	$ 263.8	$ 262.2	$ 258.1	$ 261.5	$ 267.1	$ 255.5	$ 241.9	$ 237.8	$ 233.6	$ 232.1	$ 227.2	$ 220.3	$ 215.0	$ 214.3	$ 202.5
Deferred revenue purchase accounting adjustment	0.9	1.0	1.2	1.4	1.5	1.5	2.0	2.3	2.2	2.4	2.6	2.4	2.4	2.4	4.1	3.9
Adjusted Revenues	$ 268.4	$ 264.8	$ 263.4	$ 259.5	$ 263.0	$ 268.6	$ 257.5	$ 244.2	$ 240.0	$ 236.0	$ 234.7	$ 229.6	$ 222.7	$ 217.4	$ 218.4	$ 206.4

Note: The Software Solutions segment was formerly known as the Technology segment. The sum of quarterly amounts may not equal year-to-date or annual amounts due to rounding.
(1) The periods presented have been reclassified to reflect the Segment Realignment.

- A-2 -

2017 2016 2015 2014 Software Solutions: Revenues 904.5$ 860.7$ 765.8$ 708.2$ Deferred revenue purchase accounting adjustment — — — — Adjusted Revenues 904.5$ 860.7$ 765.8$ 708.2$ Data and Analytics: Revenues 151.6$ 172.6$ 174.3$ 156.6$ Deferred revenue purchase accounting adjustment — — — — Adjusted Revenues 151.6$ 172.6$ 174.3$ 156.6$ Corporate: Revenues (4.5)$ (7.3)$ (9.4)$ (12.7)$ Deferred revenue purchase accounting adjustment 4.5 7.3 9.6 12.8 Adjusted Revenues —$ —$ 0.2$ 0.1$ Consolidated: Revenues 1,051.6$ 1,026.0$ 930.7$ 852.1$ Deferred revenue purchase accounting adjustment 4.5 7.3 9.6 12.8 Adjusted Revenues 1,056.1$ 1,033.3$ 940.3$ 864.9$ Black Knight Reconciliation of Revenues to Adjusted Revenues (1) (Unaudited) (in millions) Year ended December 31, Note: The Software Solutions segment was formerly known as the Technology segment. (1) The periods presented have been reclassified to reflect the Segment Realignment. - A-3 -

Black Knight
Reconciliation of Revenues to Adjusted Revenues
Excluding the Effect of the Property Insight Realignment
(Unaudited)
(in millions)

	2017				2016			
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Revenues	$ 267.5	$ 263.8	$ 262.2	$ 258.1	$ 261.5	$ 267.1	$ 255.5	$ 241.9
Deferred revenue purchase accounting adjustment	0.9	1.0	1.2	1.4	1.5	1.5	2.0	2.3
Adjusted Revenues	268.4	264.8	263.4	259.5	263.0	268.6	257.5	244.2
Effect of Property Insight realignment	—	—	—	—	(6.8)	(8.3)	(7.8)	(7.2)
Adjusted Revenues Excluding the Effect of the Property Insight Realignment	$ 268.4	$ 264.8	$ 263.4	$ 259.5	$ 256.2	$ 260.3	$ 249.7	$ 237.0
Adjusted Revenues Growth Excluding the Effect of the Property Insight Realignment	5%	2%	5%	9%	N/A	N/A	N/A	N/A

Note: The sum of quarterly amounts may not equal year-to-date or annual amounts due to rounding.

- A-4 -

Black Knight
Reconciliation of Net Earnings (Loss) to Adjusted EBITDA
(Unaudited)
(in millions)

	2017				2016				2015				2014			
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Net earnings (loss)	$ 147.2	$ 43.9	$ 29.2	$ 33.9	$ 34.3	$ 32.4	$ 33.2	$ 33.1	$ 30.1	$ 30.0	$ 7.8	$ 14.5	$ 8.2	$ (1.0)	$ (24.4)	$ (89.9)
Depreciation and amortization	52.3	51.3	50.1	52.8	54.1	56.8	49.2	48.2	50.9	48.7	48.8	45.9	48.3	46.4	47.2	46.9
Interest expense	12.7	14.1	14.0	16.7	17.0	16.9	16.9	16.8	16.5	17.0	25.5	30.8	31.9	32.6	32.8	31.4
Income tax (benefit) expense	(86.1)	9.2	9.1	6.0	6.6	6.3	6.7	6.2	6.4	6.6	0.3	0.1	0.2	0.2	0.2	(5.9)
Other (income) expense, net	(4.5)	0.6	14.5	2.0	0.2	1.4	4.0	0.8	—	—	4.6	—	1.0	3.0	8.0	—
Discontinued operations, net of tax	—	—	—	—	—	—	—	—	—	(0.2)	0.1	0.1	—	0.8	(0.2)	0.2
EBITDA	121.6	119.1	116.9	111.4	112.2	113.8	110.0	105.1	103.9	102.1	87.1	91.4	89.6	82.0	63.6	(17.3)
Deferred revenue purchase accounting adjustment	0.9	1.0	1.2	1.4	1.5	1.5	2.0	2.3	2.2	2.4	2.6	2.4	2.4	2.4	4.1	3.9
Equity-based compensation	4.8	4.1	4.9	5.4	2.9	3.4	3.4	2.7	1.0	0.9	7.7	1.8	1.1	2.2	1.6	1.5
Transition and integration costs		—	—	—	—	—	—	—	—	—	—	—	6.1	5.9	14.6	83.7
Debt and/or equity offering expenses	1.7	2.4	2.2	1.2	—	0.5	0.1	—	0.6	0.1	3.3	0.4	—	—	—	—
Spin-off related transition costs	2.9	1.6	1.1	—	—	—	—	—	—	—	—	—	—	—	—	—
Management fees	—	—	—	—	—	—	—	—	—	—	1.4	2.2	2.2	2.2	2.3	2.3
Acquisition-related costs	—	—	—	—	0.1	0.6	1.0	—	—	—	—	—	—	—	—	—
Legal and regulatory matters	—	—	—	—	—	—	—	—	—	—	—	—	(1.5)	—	—	—
Adjusted EBITDA	$ 131.9	$ 128.2	$ 126.3	$ 119.4	$ 116.7	$ 119.8	$ 116.5	$ 110.1	$ 107.7	$ 105.5	$ 102.1	$ 98.2	$ 99.9	$ 94.7	$ 86.2	$ 74.1
Adjusted EBITDA Margin	49.1%	48.4%	47.9%	46.0%	44.4%	44.6%	45.2%	45.1%	44.9%	44.7%	43.5%	42.8%	44.9%	43.6%	39.5%	35.9%

Note: The sum of quarterly amounts may not equal year-to-date or annual amounts due to rounding.

- A-5 -

2017 2016 2015 2014 Net earnings (loss) 254.2$ 133.0$ 82.4$ (107.1)$ Depreciation and amortization 206.5 208.3 194.3 188.8 Interest expense 57.5 67.6 89.8 128.7 Income tax (benefit) expense (61.8) 25.8 13.4 (5.3) Other expense, net 12.6 6.4 4.6 12.0 Discontinued operations, net of tax — — — 0.8 EBITDA 469.0 441.1 384.5 217.9 Deferred revenue purchase accounting adjustment 4.5 7.3 9.6 12.8 Equity-based compensation 19.2 12.4 11.4 6.4 Transition and integration costs — — — 110.3 Debt and/or equity offering expenses 7.5 0.6 4.4 — Spin-off related transition costs 5.6 — — — Management fees — — 3.6 9.0 Acquisition-related costs — 1.7 — — Legal and regulatory matters — — — (1.5) Adjusted EBITDA 505.8$ 463.1$ 413.5$ 354.9$ Adjusted EBITDA Margin 47.9% 44.8% 44.0% 41.0% Black Knight Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (in millions) (Unaudited) Year ended December 31, - A-6 -

Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Net earnings (loss) 147.2$ 43.9$ 29.2$ 33.9$ 34.3$ 32.4$ 33.2$ 33.1$ 30.1$ 30.0$ 7.8$ 14.5$ 8.2$ (1.0)$ (24.4)$ (89.9)$ Depreciation and amortization purchase accounting adjustment 24.0 23.3 22.9 22.0 25.1 24.9 20.3 19.8 23.8 23.1 22.5 20.9 24.2 23.5 22.7 23.4 Deferred revenue purchase accounting adjustment 0.9 1.0 1.2 1.4 1.5 1.5 2.0 2.3 2.2 2.4 2.6 2.4 2.4 2.4 4.1 3.9 Equity-based compensation 4.8 4.1 4.9 5.4 2.9 3.4 3.4 2.7 1.0 0.9 7.7 1.8 1.1 2.2 1.6 1.5 Debt and/or equity offering expenses 1.6 2.4 12.9 3.2 — 0.5 0.1 — 0.6 0.1 8.1 0.4 — — — — Spin-off related transition costs 3.1 1.6 1.1 — — — — — — — — — — — — — Management fees — — — — — — — — — — 1.4 2.2 2.2 2.2 2.3 2.3 Acquisition-related costs — — — — 0.1 0.6 1.0 — — — — — — — — — Legal and regulatory matters (4.3) 0.5 3.5 — 0.2 1.3 4.0 0.9 — — — — (0.5) 3.0 8.0 — Interest expense adjustment — — — — — — — — — — 8.8 14.5 15.3 16.0 16.3 15.5 Income tax expense adjustment (9.8) (22.5) (22.3) (20.6) (18.9) (20.0) (19.3) (17.9) (17.3) (17.4) (22.2) (21.5) (22.3) (20.7) (17.0) (19.1) Deferred tax revaluation adjustment (110.9) — — — — — — — — — — — — — — — Transition and integration costs — — — — — — — — — — — — 6.1 5.9 14.6 83.7 Discontinued operations, net of tax — — — — — — — — — (0.2) 0.1 0.1 — 0.8 (0.2) 0.2 Adjusted Net Earnings / Pro Forma Adjusted Net Earnings (1) 56.6$ 54.3$ 53.4$ 45.3$ 45.2$ 44.6$ 44.7$ 40.9$ 40.4$ 38.9$ 36.8$ 35.3$ 36.7$ 34.3$ 28.0$ 21.5$ Adjusted Net Earnings Per Share / Pro Forma Adjusted Net Earnings Per Share (1) 0.37$ 0.36$ 0.35$ 0.30$ 0.30$ 0.29$ 0.29$ 0.27$ 0.26$ 0.25$ 0.24$ N/A N/A N/A N/A N/A Note: The sum of quarterly amounts may not equal year-to-date or annual amounts due to rounding. (1) Pro Forma Adjusted Net Earnings and Pro Forma Adjusted Net Earnings Per Share relate to periods that include the results of operations prior to the initial public offering in May 2015. Black Knight Reconciliation of Net Earnings (Loss) to Adjusted Net Earnings / Pro Forma Adjusted Net Earnings (Unaudited) (in millions) 2016 2015 20142017 - A-7 -

2017 2016 2015 2014 Net earnings (loss) 254.2$ 133.0$ 82.4$ (107.1)$ Depreciation and amortization purchase accounting adjustment 92.2 90.1 90.3 93.8 Deferred revenue purchase accounting adjustment 4.5 7.3 9.6 12.8 Equity-based compensation 19.2 12.4 11.4 6.4 Debt and/or equity offering expenses 20.1 0.6 9.2 — Spin-off related transition costs 5.8 — — — Management fees — — 3.6 9.0 Acquisition-related costs — 1.7 — — Legal and regulatory matters (0.3) 6.4 — 10.5 Interest expense adjustment — — 23.3 63.1 Income tax expense adjustment (75.2) (76.1) (78.4) (79.1) Deferred tax revaluation adjustment (110.9) — — — Transition and integration costs — — — 110.3 Discontinued operations, net of tax — — — 0.8 Adjusted Net Earnings / Pro Forma Adjusted Net Earnings (1) 209.6$ 175.4$ 151.4$ 120.5$ Adjusted Net Earnings Per Share 1.38$ 1.15$ N/A N/A (1) Pro Forma Adjusted Net Earnings relates to periods that include the results of operations prior to the initial public offering in May 2015. Year ended December 31, Black Knight Reconciliation of Net Earnings (Loss) to Adjusted Net Earnings / Pro Forma Adjusted Net Earnings (Unaudited) (in millions) - A-8 -